UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. ("SGRP", "SPAR Group", or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01     Other Events.

On April 10, 2019, the Company repaid and replaced its credit facility with PNC Bank, National Association with a new secured revolving credit facility in the United States and Canada (the "NM Credit Facility") with North Mill Capital, LLC ("NM"). See Note 4 to the Company's Consolidated Financial Statements in its Quarterly Report on form 10-Q for the quarter and period ended September 30, 2020, as filed with the SEC on November 16, 2020.

In order to obtain, document and govern the NM Credit Facility: SGRP and certain of its direct and indirect subsidiaries in the United States and Canada, namely SPAR Marketing Force, Inc. ("SMF"), and SPAR Canada Company ("SCC") and SPAR Canada, Inc., SPAR Acquisition, Inc., SPAR Assembly and Installation, Inc., and SPAR Trademarks, Inc. (together with SGRP, each a "NM Guarantor" and collectively, the "NM Guarantors", and together with SMF and SCC, each a "NM Loan Party" and collectively, the "NM Loan Parties",), entered into eighteen (18) month individual Loan and Security Agreements with NM dated as of April 10, 2019 (as amended by the Modification Agreement defined below, the "NM Loan Agreements"), which governs the obligations of the NM Loan Parties to NM and secures them with pledges of substantially all of the assets of the NM Loan Parties (other than SGRP's foreign subsidiaries, certain designated domestic subsidiaries, and their respective equity and assets).

On January 5, 2021, The NM Loan Parties and NM executed and delivered a Waiver and Modification Agreement entered in as of January 4, 2021, and effective as of December 31, 2020 (the "Modification Agreement"), pursuant to which NM and the NM Loan Parties agreed to extend the NM Loan Agreements from October 2021 to April 10, 2022, and increased the amounts of the credit facilities for SMF to US$14.5 million in the USA and decreased the SCC facility to CDN$1.5 million in Canada; in addition the Modification Agreement increased SMF's borrowing base availability for unbilled receivables to up to 70% from January 1, 2021 through June 30, 2021, which thereafter reverts to 65%, and increased the unbilled cap for SMF to US$4.5 million from US$3.9 million. SCC's facility received similar increases.

To evidence the increase in the US Revolving Credit Facility, SMF executed and delivered to NM a US$14.5 million Amended and Restated Revolving Credit Master Promissory Note (the "Restated US Note"), which amends, restates, supersedes and replaces the prior US$ note. To evidence the decrease in the Canadian Revolving Credit Facility, SCC executed and delivered to NM a CDN$1.5 million Amended and Restated Revolving Credit Master Promissory Note (the "Restated Canadian Note"), which amends, restates, supersedes and replaces the prior CDN$ note.

The Restated US Note and Restated Canadian Note (together, the "NM Notes") continue to require the NM Borrowers to pay interest on the loans thereunder equal to (A) Prime Rate designated by Wells Fargo Bank, plus (B) one hundred twenty five basis points (1.25%) or a minimum of 6.75%. In addition, the Company is paying a fee to NM of $10,000 per month over the term of the agreement, including such extension, and for the Modification Agreement paid NM a fee of $7,500 and agreed to reimburse NM's legal and documentation fees. On September 30, 2020, the aggregate interest rate under that formula was 6.75% per annum, and the outstanding loan balance was $11.7 million. Outstanding amounts are classified as short-term debt.

The NM Credit Facility contains certain financial and other restrictive covenants and also limits certain expenditures by the NM Loan Parties, including maintaining a positive trailing EBITDA for each Borrower and limits on capital expenditures and other investments. Taking into effect the waivers in the Modification Agreement, the Company was in compliance of such covenants as of December 31, 2020, and January 5, 2021.

Copies of the Modification Agreement and new restated NM Notes are attached to this Current Report on Form 8-K (this "Report") as Exhibits 99.1, 99.2 and 99.3, respectively, and are hereby incorporated herein by reference. The descriptions in this Report of the Modification Agreement and new restated NM Notes are qualified in their entirety by such Exhibits.

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1, and any information that may be conveyed in such conference call, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act", and together with the Exchange Act, and all rules thereunder, the "Securities Laws"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Modification Agreement, SGRP's newly adopted stock repurchase plan, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO and the search for a replacement, the integration and suitability of the Company's new CFO, the likelihood of finding and hiring a suitable replacement CEO for the Company, repurchases made under the 2021 Stock Repurchase Program, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

99.1

Waiver and Modification Agreement entered in as of January 4, 2021, and effective as of December 31, 2020 (the "Modification Agreement"), among North Mill Capital, LLC ("NM"), SPAR Group, Inc. ("SGRP") and certain of its direct and indirect subsidiaries in the United States and Canada, namely SPAR Marketing Force, Inc. ("SMF"), and SPAR Canada Company ("SCC"), and SPAR Canada, Inc., SPAR Acquisition, Inc., SPAR Assembly and Installation, Inc., and SPAR Trademarks, Inc. (together with SGRP, each a "NM Guarantor" and collectively, the "NM Guarantors", and together with SMF and SCC, each a "NM Loan Party" and collectively, the "NM Loan Parties").

99.2	US$14.5 million Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SMF to NM and dated as of December 31, 2020.

99.3	CDN$1.5 million Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SCC to NM and dated as of December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc. Date: January 11, 2021 By: /s/ Fay DeVriese Fay DeVriese, Chief Financial Officer